                            Note to Exhibit 10.134

     The following Indenture Supplement No. 1 is substantially identical in all material respects to the additional Indenture Supplements No. 1 except as follows:

- --------------------------------------------------------------------------------
Aircraft (Tail No.)      Closing Date             Owner Participant
- --------------------------------------------------------------------------------
N362ML*                  October 19, 2000         Silvermine River Finance
                                                  One, Inc.
- --------------------------------------------------------------------------------
N363ML                   November 29, 2000        Aircraft Services Corporation
- --------------------------------------------------------------------------------
N364ML                   January 30, 2001         Aircraft Services Corporation
- --------------------------------------------------------------------------------

- -------
* Filed document

                                                                 EXHIBIT 10.134

                                                                  CONFORMED COPY
                      INDENTURE SUPPLEMENT NO. 1 [N362ML]

     This Indenture Supplement No. 1 [N362ML] dated October 19, 2000, of First Union Trust Company, National Association, a national banking association, not in its individual capacity but solely as owner trustee (herein called the "Owner
                                                                           -----
Trustee") under the Trust Agreement [N362ML] dated as of October 19, 2000, (the
- -------
"Trust Agreement") between First Union Trust Company, National Association, and
 ---------------
the Owner Participant named therein,

                                  WITNESSETH:

     WHEREAS, the Indenture provides for the execution and delivery of this Indenture Supplement which shall particularly describe the Aircraft included in the property covered by the Indenture.

     WHEREAS, the Trust Indenture and Security Agreement [N362ML] dated as of October 19, 2000 (the "Indenture") between the Owner Trustee and Allfirst Bank,
                       ---------
as Indenture Trustee (herein called the "Indenture Trustee") provides for the
                                         -----------------
execution and delivery of an Indenture Supplement substantially in the form of this Indenture Supplement No. 1, which Supplement shall particularly describe the Aircraft included in the Indenture Estate, and shall specifically mortgage such Aircraft to the Indenture Trustee.

     WHEREAS, the Indenture relates to the Aircraft and the Engines described in the following paragraph and a counterpart of the Indenture is attached to and made a part of this Indenture Supplement No. 1, and this Indenture Supplement No. 1, together with such attachment, is being filed for recordation on or promptly after the date of this Indenture Supplement No. 1 with the Federal Aviation Administration as one document.

     NOW, THEREFORE, to secure the prompt payment of the principal of and Make-Whole Premium, if any, and interest on, and all other amounts due with respect to, all Outstanding Equipment Notes under the Indenture and all other amounts due hereunder and the performance and observance by the Owner Trustee of all the agreements, covenants and provisions for the benefit of the Holders and contained in the Indenture, the Participation Agreement and the Equipment Notes, and the prompt payment of any and all amounts from time to time owing under the Participation Agreement by the Owner Trustee or the Lessee to the Holders and the Indenture Indemnitees (provided that, with respect to amounts owed to the Liquidity Providers which relate to amounts due under the Liquidity Facilities, the amounts secured by the Indenture shall only include such amounts to the extent due and owing pursuant to the final paragraph of Section 2.04 of the Indenture) and for the uses and purposes and subject to the terms and provisions of the Indenture and the Equipment Notes, and in consideration of the premises and of the covenants contained in the Indenture, and of the purchase of the Equipment Notes by the Holders, and of the sum of $1 paid to the Owner Trustee by the Indenture Trustee at or before the delivery of the Indenture, the receipt of which is hereby acknowledged, the Owner Trustee has granted, bargained, assigned, transferred, conveyed, mortgaged, pledged, granted a security interest in, and confirmed, and does hereby grant, bargain, assign, transfer, convey, mortgage, pledge, grant a security interest in, and confirm, unto the Indenture Trustee, its successors and assigns, in trust for the equal and ratable security and benefit of the Holders, in the trust created by the Indenture, and subject to all of the terms, conditions, provisions and limitations set forth in the Indenture, a first priority security interest in and mortgage lien on all estate, right, title and interest of the Owner Trustee in, to and under the following described property:

                                   AIRFRAME

One Airframe identified as follows:

                                    FAA                     Manufacturer's
                                    Registration            Serial
Manufacturer        Model           Number                  Number
- ------------        -----           ------                  ------

The Boeing Company  737-7BX         N362ML                  30737

together with all appliances, equipment, instruments and accessories (including, without limitation, radio and radar) from time to time belonging thereto, owned by the Owner Trustee and installed in or appurtenant to said aircraft.

                               AIRCRAFT ENGINES

Two aircraft engines, each such engine having 750 or more rated takeoff horsepower or the equivalent thereof, identified as follows:

                                                   Manufacturer's
                                                   Serial
Manufacturer             Model                     Number
- ------------             -----                     ------

CFM International, Inc.  CFM-56-7B20               876635
                                                   876634

together with all equipment and accessories belonging thereto, by whomsoever manufactured, owned by the Owner Trustee and installed in or appurtenant to such aircraft engines.

     Together with all substitutions, replacements and renewals of the property described above, and all property owned by the Owner Trustee which shall hereafter become physically attached to or incorporated in the property described above, whether the same are now owned by the Owner Trustee or shall hereafter be acquired by it.

     As further security for the obligations referred to above and secured by the Indenture and hereby, the Owner Trustee has granted, bargained, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, assign, transfer, convey, mortgage, pledge and confirm, unto the Indenture Trustee, its successors and assigns, for the security and benefit of the Holders, in the trust created by the Indenture, and subject to all of the terms, conditions, provisions and limitations set forth in the Indenture, all of the estate, right, title and interest of the Owner Trustee in, to and under the Lease Supplement (other than Excepted Payments, if any) covering the property described above.

     TO HAVE AND TO HOLD all and singular the aforesaid property unto the Indenture Trustee, its successors and assigns, for the benefit and security of the Holders for the uses and purposes and subject to the terms and provisions set forth in the Indenture.

     This Indenture Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

     This Indenture Supplement is being delivered in the State of New York.


                  [Remainder of page left intentionally blank]

     IN WITNESS WHEREOF, the Owner Trustee has caused this Indenture Supplement No. 1 to be duly executed as of the date first written above by one of its officers thereunto duly authorized.

                             First Union Trust Company, National Association, not in its individual capacity, except as specifically set forth herein, but solely as Owner Trustee

                             By:   /s/ Stephen J. Kaba
                                  ----------------------------------------------
                                  Name:  Stephen J. Kaba
                                  Title: Vice President